Exhibit 99.1

Senti Bio Appoints Fran Schulz to Board of Directors

– Biotechnology industry executive with a proven track record of advising management teams on corporate and financial strategy for more than 30 years –

SOUTH SAN FRANCISCO, Calif., December 2, 2024 -- Senti Biosciences, Inc. (Nasdaq: SNTI) (“Senti Bio” or the “Company”), a clinical-stage biotechnology company developing next-generation cell and gene therapies using its proprietary Gene Circuit platform, today announced that it has appointed Fran Schulz, a highly experienced biotechnology and financial executive, to the Senti Bio Board of Directors (“Board”).

“We are excited to welcome Fran to the Senti Bio Board of Directors,” said Timothy Lu, MD, PhD, Chief Executive Officer and Co-Founder of Senti Bio. “Fran’s deep expertise in the life sciences industry—spanning finance, strategic planning, operations, and transactions—will be invaluable as we drive growth and innovation across our pipeline. Fran’s track record of working with life science companies to drive financial and operational success aligns with our vision for the future, especially as Senti advances multiple clinical programs. I am confident her leadership will be instrumental in strengthening our leadership position in developing next-generation cell and gene therapies with Gene Circuits.”

“I am honored to join the Senti Bio Board and look forward to collaborating with such an experienced team to advance the Company’s goals,” said Ms. Schulz. “Senti Bio’s commitment to Gene Circuit technologies as the foundation for developing smarter medicines is inspiring, and I am eager to contribute to its mission of creating cell therapies that outsmart complex diseases using novel and unprecedented approaches.”

Concurrent with Ms. Schulz’s appointment to the Board, she will serve as the chairperson of the Board’s Audit Committee. In conjunction with Ms. Schulz’s appointment, Dr. Omid Farokhzad is departing from the Board. The Company thanks Dr. Farokhzad for his years of service as a director.

Ms. Schulz was one of the founding members and senior partners in Ernst & Young’s (“EY”) Life Sciences Practice and has held various roles at EY over 35 years. While at EY, Ms. Schulz directly contributed to the growth of EY into a $45B firm recognized on the Fortune 100 Best Companies to Work For® list 22 years in a row. She is also qualified to serve as a financial expert under SEC, NYSE and NASDAQ rules. Ms. Schulz has spent her career working with large public and emerging private companies throughout the life sciences industry. She has deep experience guiding companies to execute a broad range of corporate deals including collaboration agreements, corporate spin-offs, reorganizations, and mergers and acquisitions, with personal involvement in over 100 total equity and debt transactions, raising over $15 billion in aggregate. Ms. Schulz also has significant experience with the U.S. Securities and Exchange Commission (“SEC”) and International Financial Reporting Standards (“IFRS”).

Ms. Schulz currently serves as a Board Member and Audit Committee Chair of EDAP TMS SA (Nasdaq:EDAP), a global leader in robotic energy-based therapies and as a Board Member and Audit Committee Chair of Menlo College. Previously, she served as a Board Member, Audit Committee Chair and Finance Committee Chair for the National Board of Women in Bio (2013–2023) as well as a Board Member and an Audit Committee member for the California Life Sciences Industry Association. Ms. Schulz is a certified public accountant (CPA) licensed in California. Ms. Schulz received her B.S. in Business Administration from Menlo College.

About Senti Bio

Senti Bio is a clinical-stage biotechnology company developing a new generation of cell and gene therapies for patients living with incurable diseases. To achieve this, Senti Bio is leveraging a synthetic biology platform called Gene Circuits to create therapies with enhanced precision and control. These Gene Circuits are designed to precisely kill cancer cells, spare healthy cells, increase specificity to target cells and control the expression of drugs even after administration. The Company’s wholly-owned pipeline includes off-the-shelf CAR-NK cells, outfitted with Gene Circuits, to target challenging liquid and solid tumor indications. Senti Bio has also preclinically demonstrated that its Gene Circuits can function in T cells. Additionally, Senti Bio has preclinically demonstrated the potential breadth of Gene Circuits in other cell and gene therapy modalities, diseases outside of oncology, and continues to advance these capabilities through partnerships with Roche/Spark Therapeutics and Bayer/BlueRock Therapeutics.

Forward-Looking Statements

This press release and document contain certain statements that are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the words “believe,” “could,” “predict,” “continue,” “ongoing,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “forecast,” “seek,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations of Senti Bio’s management and assumptions, whether or not identified in this document, and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, expectations regarding Senti Bio’s growth, strategy, progress and business development. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Senti Bio. Many factors could cause actual future results to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions, (ii) changes in the competitive and highly regulated industries in which Senti Bio operates, variations in operating performance across competitors, changes in laws and regulations affecting Senti Bio’s business, (iii) the ability to implement business plans, forecasts and other expectations, (iv) the risk of downturns and a changing regulatory landscape in Senti Bio’s highly competitive industry, (v) risks relating to the uncertainty of any projected financial information with respect to Senti Bio, (vi) risks related to uncertainty in the timing or results of Senti Bio’s clinical trial start up, clinical studies, patient enrollment, and GMP manufacturing startup activities, (vii) Senti Bio’s dependence on third parties in connection with clinical trial startup, clinical studies, and GMP manufacturing activities, (viii) risks related to delays and other impacts from macroeconomic and geopolitical events, increasing rates of inflation and rising interest rates on business operations, (ix) risks related to the timing and utilization of the grant from CIRM, and (x) the success of any future research and development efforts by Senti Bio. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Senti Bio’s most recent periodic report filed with the SEC, and other documents filed by Senti Bio from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements in this document. There may be additional risks that Senti Bio does not presently know, or that Senti Bio currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements in this document. Forward-looking statements speak only as of the date they are made. Senti Bio anticipates that subsequent events and developments may cause Senti Bio’s assessments to change. Except as required by law, Senti Bio assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Availability of Other Information About Senti Biosciences, Inc.

For more information, please visit the Senti Bio website at https://www.sentibio.com or follow Senti Bio on X (formerly Twitter) (@SentiBio) and LinkedIn (Senti Biosciences). Investors and others should note that we communicate with our investors and the public using our company website (www.sentibio.com), including, but not limited to, company disclosures, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, public conference call transcripts and webcast transcripts, as well as on X and LinkedIn. The information that we post on our website or on X or LinkedIn could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Senti Bio Contacts
Investors: investors@sentibio.com
Media: media@sentibio.com